SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Soliciting Material pursuant to §240.14a-12

MB BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

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April 22, 2019
Dear Shareholder:
We invite you to attend our Annual Meeting of Shareholders (the “Annual Meeting”) of MB Bancorp, Inc. (the “Company”) to be held at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, on Tuesday, May 28, 2019, at 12:00 p.m., local time.
The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Madison Bank of Maryland, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the shareholders may have.
ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.
On behalf of the Board of Directors and all of the employees of MB Bancorp, Inc. and Madison Bank of Maryland, I wish to thank you for your continued support.
Sincerely,
Philip P. Phillips
President and Chief Executive Officer

1920 Rock Spring Road
Forest Hill, Maryland 21050
(410) 420-9600

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 p.m. on Tuesday, May 28, 2019
PLACE	Madison Bank of Maryland, 1920 Rock Spring Road, Forest Hill, Maryland 21050
ITEMS OF BUSINESS
(1)
To elect two directors to serve for terms of three years and two directors to serve for a term of one year;

(2)
To ratify the selection of TGM Group LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)
To vote on a non-binding resolution to approve the compensation of the named executive officers; and

(4)
Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 12, 2019.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or the voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
Lisa M. McGuire-Dick Corporate Secretary
Forest Hill, Maryland
April 22, 2019
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting
to be held on May 28, 2019.
The proxy statement, proxy card and annual report to shareholders are available on the Internet at www.edocumentview.com/mbcq.

PROXY STATEMENT

GENERAL INFORMATION
We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of MB Bancorp, Inc. for the 2019 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to MB Bancorp, Inc. as “MB Bancorp,” the “Company,” “we,” “our” or “us.” MB Bancorp is the holding company for Madison Bank of Maryland. In this proxy statement, we may also refer to Madison Bank of Maryland as the “Bank.”
We are holding the 2019 Annual Meeting of Shareholders at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, 21050 on Tuesday, May 28, 2019 at 12:00 p.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 22, 2019.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
You are entitled to vote the shares of MB Bancorp common stock that you owned as of the close of business on April 12, 2019. As of the close of business on April 12, 2019, a total of 1,960,620 shares of MB Bancorp common stock were outstanding. Each share of common stock has one vote.
The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.
Ownership of Shares; Attending the Meeting
You may own shares of MB Bancorp in one of the following ways:
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Directly in your name as the shareholder of record;

•
Indirectly through a broker, bank or other holder of record in “street name;” or

•
Indirectly in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) and the Madison Bank of Maryland 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of MB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP or the 401(k) Plan, see “— Participants in the ESOP and 401(k) Plan” for information on how to vote your shares.
Quorum and Vote Required
Quorum.   We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.
Votes Required for Proposals.   At this year’s annual meeting, shareholders will elect two directors to serve for terms of three years and two directors to serve for a term of one year. In voting on the election of directors, you may vote in favor of a nominee, withhold votes as to all nominees, or withhold votes as to a specific nominee or nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
In voting on the ratification of the appointment of TGM Group LLC as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To ratify the selection of TGM Group LLC as our independent registered public accounting firm for fiscal year 2019, the affirmative vote of a majority of the votes cast at the annual meeting is required.
In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.
How We Count Votes.   If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.
In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting the votes to ratify the appointment of the independent registered public accountants and with respect to the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.
Effect of Not Casting Your Vote.   If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors and on the advisory vote to approve the compensation of the named executive officers (Proposals 1 and 3 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, or with respect to the advisory vote to approve the compensation of the named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).
Voting by Proxy
The Board of Directors of MB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of MB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of MB Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:
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“FOR” each of the nominees for director;

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“FOR” ratification of the appointment of TGM Group LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

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“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your MB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
Participants in the ESOP and 401(k) Plan
If you participate in the ESOP or the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all shares you may vote under the respective plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustees receive from participants. Under the terms of the 401(k) Plan, a participant is entitled to direct the 401(k) Plan MB Bancorp, Inc. Stock Fund trustees as to the voting of shares in the MB Bancorp, Inc. Stock Fund credited to his or her account. The trustees, subject to the exercise of their fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the trustee receives from participants. The deadline for returning your voting instructions for the ESOP and the 401(k) Plan is 11:59 p.m., Eastern Time, on Tuesday, May 21, 2019.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
The Company’s Board of Directors currently consists of nine members, all of whom, as well as the nominees for director, are independent under the listing standards of the NASDAQ Stock Market, except for Philip P. Phillips, President and Chief Executive Officer of MB Bancorp and Madison Bank of Maryland. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to officers, directors and related parties.
Board Leadership Structure and Board’s Role in Risk Oversight
The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the

Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Douglas S. Wilson serves as Chairman of the Board of Directors. Mr. Wilson is “independent” under the listing requirements of the NASDAQ Stock Market.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.
Committees of the Board of Directors
The following table identifies our standing committees and their members as of April 12, 2019. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.
Director	Audit Committee	Compensation Committee	Nominating Committee
Corissa B. Porcelli
Nicole N. Glaeser	X*		X
David A. Klunk		X	X*
Michael Nobile	X	X
Randall S. Pace	X	X
Philip P. Phillips
Jeffrey Thorp
Douglas S. Wilson	X
Louis J. Vigliotti		X*	X
Number of Meetings in 2018	4	2	1

*
Denotes Chairperson

Audit Committee.   The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated Nicole N. Glaeser as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Compensation Committee.   The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s Chief Executive Officer, who also serves as a director of the Company and the Bank, does not participate in deliberations regarding his own compensation. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Nominating/Corporate Governance Committee.   The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Minimum Qualifications.   The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.
In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process.   The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
Identification.   For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Bank. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees.
Evaluation.   In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.
Consideration of Recommendations by Shareholders.   It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.   To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:
1.
The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.
The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on the Company’s books, provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
During the fiscal year ended December 31, 2018, the Board of Directors of the Company held 12 meetings, and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Company Board of Directors and Committees on which he or she served.
Director Attendance at Annual Meeting of Shareholders
While the Company has no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings. All of our directors attended the 2018 annual meeting of shareholders.
Code of Ethics and Business Conduct
MB Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Director Compensation
The following table provides the compensation received by individuals, who are not executive officers, who served as directors of the Company and the Bank during the year ended December 31, 2018.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation	Total ($)
Corissa B. Porcelli	$7,850	$11,407	—	$19,257
Nicole N. Glaeser	$11,100	$11,407	—	$22,507
David A. Klunk	$10,600	$11,407	—	$22,007
Barry A. Kuhne(2)	$8,700	—	—	$8,700
Michael Nobile	$11,400	$11,407	—	$22,807
Randall S. Pace	$10,350	$11,407	—	$21,757
William D. Schmidt, Sr.(3)	$8,700	—	—	$8,700
Jeffrey Thorp	$7,125	$11,407	—	$18,532
Louis J. Vigliotti	$10,900	$11,407	—	$22,307
James R. Vittek(4)	$8,700	—	—	$8,700
Douglas S. Wilson	$10,900	$13,097	—	$23,997
Charles Winebrenner(5)	$8,700	—	—	$8,700

(1)
Represents the aggregate grant date fair market value of 675 shares of restricted stock awards granted to each of Messrs. Klunk, Nobile, Pace, Thorp, Vigliotti and Ms. Porcelli and Ms. Glaeser and 775 shares of restricted stock awards granted to Mr. Wilson pursuant to the MB Bancorp, Inc. 2016 Equity Incentive Plan. Stock Awards vest in five equal annual installments beginning on August 21, 2019 and are computed in accordance with FASB ASC Topic 718 based on a per share price of  $16.90, on the date of the award on August 21, 2018.

(2)
Mr. Kuhne retired from the Board of Directors and was named a Director Emeritus effective February 20, 2018. Mr. Kuhne passed away in February 2019.

(3)
Mr. Schmidt retired from the Board of Directors and was named a Director Emeritus effective June 27, 2017.

(4)
Mr. Vittek retired from the Board of Directors and was named a Director Emeritus effective December 31, 2016.

(5)
Mr. Winebrenner retired from the Board of Directors and was named a Director Emeritus effective July 25, 2012. Mr. Winebrenner passed away in March 2019.

Cash Retainers and Meeting Fees for Non-Employee Directors.   The following table sets forth the applicable fees that were paid during the year ended December 31, 2018 to our non-employee directors for their service on the Bank’s Board of Directors. Members of the Board of Directors of MB Bancorp do not receive additional fees for service on the Company’s Board of Directors.
Board of Directors of Madison Bank of Maryland:
Fee for each Board meeting attended	$725
Additional fee for committee meeting attended	$300

Director Emeritus Plan
All directors who served on the Bank’s Board as of December 29, 2014, the date of the Company’s initial public offering, are eligible to serve as a Director Emeritus for a period of three years following their termination of service on the Board of Directors, subject to compliance with the service requirements of the plan. Director Emeritus status terminates upon (i) death, (ii) the inability to provide the required services under the plan, (iii) resignation, or (iv) a determination by the Board that the Director Emeritus has not fulfilled the plan’s service requirements. Each Director Emeritus will receive annual compensation of  $8,700. At December 31, 2018, we had four Directors Emeritus that were receiving compensation under this plan. Mr. Kuhne, who was named a Director Emeritus effective February 20, 2018, passed away in February 2019 and Mr. Winebrenner who was named a Director Emeritus effective July 25, 2012, passed away in March 2019.

AUDIT RELATED MATTERS
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed and reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with the accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standard 1301: Communication with Audit Committees promulgated by the Public Company Accounting Oversight Board.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of TGM Group LLC as the Company’s independent registered public accounting firm for the 2019 fiscal year.
Audit Committee of the Board of Directors
of MB Bancorp, Inc.
Nicole N. Glaeser (Chairman)
Douglas S. Wilson
Michael Nobile
Randall S. Pace
Change in Independent Registered Public Accounting Firm
The Company’s independent registered public accounting firm, Stegman & Company, announced that effective June 1, 2016 substantially all directors and employees of Stegman & Company joined Dixon Hughes Goodman LLP. As a result, effective June 1, 2016, Stegman resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors engaged Dixon Hughes Goodman to serve as the Company’s independent registered public accounting firm effective June 1, 2016.
On March 30, 2017, the Company dismissed Dixon Hughes Goodman based on the recommendation of the Audit Committee of the Board of the Directors.
The report of Dixon Hughes Goodman on the audit of the consolidated financial statements of the Company as of and for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal year ended December 31, 2016 and the subsequent interim period through March 30, 2017, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Dixon Hughes Goodman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Dixon Hughes Goodman, would have caused Dixon Hughes Goodman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
On April 3, 2017, based on the recommendation of the Audit Committee of the Board of Directors, the Company engaged TGM Group LLC as the Company’s independent registered public accounting firm. During the Company’s fiscal year ended December 31, 2016 and the subsequent interim period through April 3, 2017, the Company did not consult with TGM Group regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Auditor Fees
The following table sets forth the aggregate fees billed to the Company for professional services rendered by Dixon Hughes Goodman LLP for the period from January 1, 2017 to March 30, 2017 and TGM Group LLC for the period from April 3, 2017 to December 31, 2017 and for the fiscal year-ended December 31, 2018:
	2018	2017
Audit fees(1)	$64,782	$62,403
Audit-related fees	—	—
Tax fees(2)	5,000	7,950
All other fees	—	—
Total	$69,782	$70,353

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company and the Bank and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants
The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended December 31, 2018, all services were approved in advance by the Audit Committee in compliance with these procedures.
STOCK OWNERSHIP
Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the Record Date, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Shares Outstanding(4)
Persons Owning Greater Than 5%:
Maltese Capital Management LLC(5) Maltese Capital Holdings, LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	188,500	9.6%

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Shares Outstanding(4)
Stilwell Partners, L.P.(6) Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	183,583	9.3%
Jeffrey Thorp(7) 437 Madison Avenue, 3rd Floor New York, New York 10022	180,000	9.2%
MFP Partners, L.P.(8) MFP Investors LLC Michael F. Price 667 Madison Avenue, 25th Floor New York, New York 10065	171,459	8.7%
Madison Bank of Maryland(9) Employee Stock Ownership Plan Trust 1920 Rock Spring Road Forest Hill, Maryland 21050	162,403	8.3%
Directors:
Corissa B. Porcelli	675	*
Nicole N. Glaeser	3,075(10)	*
David A. Klunk	2,955	*
Michael Nobile	5,755(11)	*
Randall S. Pace	3,755	*
Philip P. Phillips	15,929	*
Jeffrey Thorp	180,675	9.2%
Louis J. Vigliotti	3,255(12)	*
Douglas S. Wilson	5,221	*
Executive Officers:
Lisa McGuire-Dick	7,871	*
John M. Wright	13,429	*
All executive officers and directors as a group (11 persons)	242,595	12.3%

*
Less than 1%.

(1)
All directors and the named executive officers listed have the Company’s address, 1920 Rock Spring Road, Forest Hill, Maryland 21050.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The listed amounts do not include shares with respect to which Philip P. Phillips, John M. Wright and Lisa M. McGuire-Dick share voting power by virtue of their positions as trustees of the trust holding the ESOP shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of the Record Date, 39,203 shares had been allocated. The amounts shown include the following shares held under the ESOP for the benefit of Ms. McGuire-Dick —  3,646, Mr. Phillips — 1,435, and Mr. Wright — 1,435.
(3)
Includes shares held in the reporting person’s 401(k) Plan account as follows: Ms. McGuire-Dick, 3,223 shares. Also includes unvested shares of restricted stock over which the reporting person has voting power in the following amounts: Ms. Glaeser — 1,664 shares; Mr. Klunk — 1,664 shares; Mr. Nobile — 1,664 shares; Mr. Pace — 1,664 shares; Mr. Phillips — 10,409 shares; Mr. Vigliotti, 1,664 shares; Mr. Wilson — 1,956 shares; Ms. McGuire-Dick — 801 shares and Mr. Wright —  10,409 shares.

(4)
Based on 1,960,620 shares outstanding as of the Record Date.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2019 with respect to 188,500 shares of Company common stock which may be deemed to be beneficially owned by Maltese Capital Management LLC (“MCM”) by reason of its position as investment advisor, which shares are held of record by clients of MCM, and by Terry Maltese, who is the managing member of MCM. MCM and Mr. Maltese share voting power and dispositive power over the reported shares.

(6)
Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 21, 2018. The Schedule 13D/A was filed by Joseph Stilwell with respect to the shares of Company common stock beneficially owned by Joseph Stilwell, including shares held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P. and Stilwell Value LLC in Mr. Stilwell’s capacities as the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P., and the general partner of Stilwell Partners, L.P. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell each have shared voting power and shared dispositive power over the 183,583 shares of Company common stock.

(7)
Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 21, 2018.

(8)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2019.

(9)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2019.

(10)
Includes 320 shares held in Ms. Glaeser’s individual retirement account.

(11)
Includes 2,000 shares held in Mr. Nobile’s individual retirement account.

(12)
Includes 500 shares held in Mr. Vigliotti’s individual retirement account.

ITEMS TO BE VOTED ON BY SHAREHOLDERS
ITEM 1 — ELECTION OF DIRECTORS
The Company’s Board of Directors currently consists of nine members who are elected for terms of three years, approximately one-third of whom are elected annually. The Board of Directors’ nominees for election this year, to serve for three-year terms or until their successors have been elected and qualified, are David A. Klunk and Douglas S. Wilson, and Corissa B. Porcelli and Jeffrey Thorp for a one-year term or until their respective successors have been elected and qualified.
On February 20, 2018, the Company entered into an Agreement (the “Stilwell Agreement”) with Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the “Stilwell Group”) and Corissa B. Porcelli. The Stilwell Group owns approximately 9.3% of the outstanding shares of the Company’s common stock.
In accordance with the Stilwell Agreement, effective March 27, 2018, the Board of Directors of the Company was expanded by one board seat, and Ms. Porcelli was appointed to serve as a director of the Company and its wholly owned subsidiary, Madison Bank of Maryland, to serve in the class of directors with terms expiring at the Company’s 2018 Annual Meeting of Stockholders or until her successor, if any, is elected and qualified. On March 27, 2019, the Stilwell Group and the Company amended the Stilwell Agreement to extend its term so such that the Stilwell Agreement will expire at the Company’s 2020 Annual Meeting of Shareholders. The Company and the Stilwell Group also agreed that Ms. Porcelli would be nominated to serve on the Board of Directors of the Company and the Bank until the Company’s and the Bank’s 2020 Annual Meetings of Stockholders. Accordingly, Ms. Porcelli is being nominated to serve until the 2020 Annual Meeting of Stockholders, or until her successor, if any, is elected and qualified.
On February 20, 2018, the Company entered into an Agreement (the “Thorp Agreement”) with Jeffrey Thorp. Mr. Thorp owns approximately 9.2% of the outstanding shares of the Company’s common stock.
In accordance with the Thorp Agreement, effective March 27, 2018, the Board of Directors of the Company was expanded by one board seat, and Mr. Thorp was appointed to serve as a director of the Company and its wholly owned subsidiary, Madison Bank of Maryland, to serve in the class of directors with terms expiring at the Company’s 2018 Annual Meeting of Stockholders or until his successor, if any, is elected and qualified. On March 27, 2019, Jeffrey Thorp and the Company amended the Thorp Agreement to extend its term so such that the Thorp Agreement will expire at the Company’s 2020 Annual Meeting of Shareholders. The Company and Mr. Thorp also agreed that Mr. Thorp would be nominated to serve on the Board of Directors of the Company and the Bank until the Company’s and the Bank’s 2020 Annual Meetings of Stockholders. Accordingly, Mr. Thorp is being nominated to serve until the 2020 Annual Meeting of Stockholders, or until his successor, if any, is elected and qualified.
Unless you indicate on the proxy card that your shares should not be voted for each nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why the nominees might be unable to serve.
The Board of Directors recommends a vote “FOR” the election of Messrs. Klunk, Wilson and Thorp and Ms. Porcelli.
Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2018.
Nominees for Election as Director
Nominees for Election to Serve for a Three-Year Term Expiring in 2022:
David A. Klunk has been the President of Community Environmental Laboratories, based in Aberdeen, Maryland, and R&T Technologies, Inc., both chemical laboratories, since 1994. Age 53. Director of the Bank and the Company since 2015.

Mr. Klunk provides extensive experience in leadership and strategic skills as President of his companies. As a Harford County resident and being actively involved in the community, Mr. Klunk is an asset to our marketing efforts and Board leadership.
Douglas S. Wilson has been the owner of Douglas S. Wilson & Company, CPA’s, an accounting firm in Aberdeen, Maryland, since 1981. He also served as the Mayor of Aberdeen, Maryland from April 1998 to November 2005. Age 65. Director of the Bank since 2000 and the Company since 2014.
Mr. Wilson has lived in Madison Bank of Maryland’s market area his entire life and has developed extensive ties within. Additionally, Mr. Wilson’s management experience as business owner of his accounting firm in the local area have provided him with leadership experience and expertise that is valuable to our Board of Directors.
Nominees for election to serve for a one-year term expiring in 2020:
Corissa B. Porcelli serves as the Director of Research for a group of private investment partnerships known as The Stilwell Group, where she makes investment decisions primarily related to community banks. Ms. Porcelli previously served as a Director of Sunshine Community Bank and its holding company Sunshine Financial, Inc. from February 2016 until the company was sold in April 2018. She also previously served as a Director of Delanco Federal Savings Bank from August 2017, and its holding company Delanco Bancorp, Inc. from May 2017 until the company was sold in April 2018. Ms. Porcelli previously served as a Director of Fraternity Federal Savings and Loan Association and its holding company Fraternity Community Bancorp, Inc. from November 2014 until the company was sold in May 2016, and prior to that a Director of Colonial Bank FSB and its holding company Colonial Financial Services, Inc. from March 2014 until the company was sold in April 2015. Ms. Porcelli graduated from the University of Pennsylvania with a B.A. in Economics and Psychology and is a Chartered Financial Analyst. Age 32. Director of the Bank and the Company since 2018.
Ms. Porcelli has experience in the banking and financial services industries, and has served on several boards of directors of public companies, which allows her to provide technical knowledge in nearly all operational areas of banking and invaluable business, strategic planning, capital planning and raising, financial and leadership insight to the Board.
Jeffrey Thorp is the Managing Member of Sonoma Capital Management LLC, a family office investment company which invests primarily in U.S. based public securities. Mr. Thorp has been the Managing Member of Sonoma Capital Management LLC since 2006. Mr. Thorp has been responsible for investments in numerous community banks. He graduated from the University of California at Irvine with BA in Economics and from the University of Southern California with a Masters in Business Administration and a Masters in Business Taxation. Age 55. Director of the Bank and the Company since 2018.
Mr. Thorp has significant experience in bank valuations, strategic planning and all aspects of bank financial reporting.
Directors Continuing in Office
The following directors have terms expiring in 2020:
Nicole N. Glaeser has served as Budget Director, Baltimore County Police Department since 1988, where she prepares, administers and manages an operating budget in excess of  $200 million and $11 million in grant funds. She supervises a staff that is responsible for a $185 million payroll, expenditure approval and accounting for operating budget and grant funds. From 1993 until 2015, Ms. Glaeser also served on the Boards of Directors of Patapsco Bancorp, Inc. and Patapsco Bank. Her service on those boards also included time serving as Chair of Audit Committee of those boards. She has a bachelor’s degree in Business Administration from Loyola College, a Master’s Degree of Business Administration from Loyola College and received her Juris Doctorate from the University of Maryland School of Law. Age 60. Director of the Bank and the Company since December 20, 2016.

As a budget director, an attorney, a CPA, and a former member of the boards of directors of a bank and its public company holding company, Ms. Glaeser provides the Board with important knowledge and insight necessary to guide the Company and its management through the various issues facing financial institutions.
Michael Nobile has been the General Manager of Harley-Davidson motorcycle retail dealers since January 1998. Age 69. Director of the Bank since 1999 and the Company since 2014.
Having lived and operated businesses in the greater Baltimore and surrounding areas for his entire life, Mr. Nobile provides extensive knowledge of Madison Bank of Maryland’s market area. Mr. Nobile’s extensive leadership and managerial skills make him a vital component to a well-rounded Board.
Louis J. Vigliotti is the former Senior Managing Director for GE Capital Markets, Inc., in which capacity he served as head of the Equipment Syndication area for GE Capital Americas from 2009 until 2016. That business worked with various entities of GE Capital and provided syndication and placement services. From 1991 until 2000, Mr. Vigliotti served as a Managing Director of GE Capital Markets, Inc. In 2000 he left GE Capital to serve as Executive Vice President, and then Interim President and Chief Executive Officer, of LENDX, a start-up business-to-business lending exchange, where he provided strategic and organizational leadership for the Financial Services Division. After successfully assisting LENDX in raising equity and on its conversion to software development, Mr. Vigliotti rejoined GE Capital Markets to oversee a specialty finance area from 2003 until 2009. He is a graduate of Indiana University of Pennsylvania, receiving his B.S. degree in Business Administration with a concentration in Accounting. Mr. Vigliotti currently serves as Vice Chairman of the Board of Trustees of the John Carroll School, a private college preparatory school in Hartford County. He is a past trustee of the Equipment Leasing and Finance Foundation and served four years on the Board of Directors and the Executive Committee of the Equipment Leasing and Finance Association. Mr. Vigliotti holds Registered Representative (Series 7) and Principal (Series 24) FINRA licenses. Age 61. Director of the Bank and the Company since December 20, 2016.
Mr. Vigliotti’s career has provided him with substantial experience in managing financial operations. His expertise will give the Board of Directors additional skills in financial oversight, risk management and strategic planning.
The following directors have terms expiring in 2021:
Philip P. Phillips was appointed as the President, Chief Executive Officer and Director of the Company and the Bank on September 30, 2016. Mr. Phillips previously served as President and Chief Executive Officer of Patapsco Bancorp, Inc. and its subsidiary, The Patapsco Bank, from August 2013 until those entities were acquired by another bank in August 2015, and stayed on with the acquiring bank for a one month period to assist in the transition. He joined The Patapsco Bank as Senior Vice President in March 2010 and was promoted to Executive Vice President in April 2012. Prior to that, Mr. Phillips was a Senior Vice President and Manager of Special Assets at Provident Bank, and M&T Bank through merger, from July 2008 to March 2010. From January 2007 until rejoining Provident Bank, he was a Senior Vice President and Regional Senior Credit Officer for Wells Fargo Bank where he assisted in establishing the Maryland Commercial Lending Office. Mr. Phillips’ banking experience spans 40 years in a variety of credit and lending positions at Maryland National Bank, NationsBank, Signet Bank and Provident Bank. Age 62. Director of the Bank and the Company since 2016.
Mr. Phillips’ 40 years of banking experience have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry. In addition, Mr. Phillips’ knowledge of all aspects of the community banking business, combined with his success and strategic vision, position him well to serve as President and Chief Executive Officer and as a director of the Company and the Bank.
Randall S. Pace is the Executive Vice President and Chief Financial Officer of CallisonRTKL, an international architectural design firm in Baltimore, Maryland. He has been employed with that firm since 1988. Age 58. Director of the Bank and the Company since 2015.
Mr. Pace’s career has provided him with substantial experience in managing financial operations. His expertise gives the Board of Directors additional skills in financial oversight, risk management and strategic planning. Mr. Pace has served on the board of Maryland American Lung Association and the Harford County YMCA.

ITEM 2 — RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed TGM Group LLC to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, subject to ratification by shareholders. A representative of TGM Group is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of the independent registered public accounting firm is not approved by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.
ITEM 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our shareholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:
“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”
Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following information is furnished for our principal executive officer and the other executive officers whose total compensation for the year ended December 31, 2018 exceeded $100,000. These individuals are referred to in this proxy as “named executive officers.”
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)(2)	All Other Compensation(3)	Total
Philip P. Phillips President and Chief Executive Officer	2018	$185,000	$8,000	$68,783	$22,302	$284,085
	2017	$177,692	—	$121,157	—	$298,850
John M. Wright Executive Vice President and Chief Financial Officer	2018	$180,000	$8,000	$68,783	$20,808	$277,591
	2017	$172,702	—	$121,157	—	$293,860
Lisa McGuire-Dick Senior Vice President and Corporate Secretary	2018	$91,707	$1,000	—	$14,111	$106,818
	2017	$87,332	—	$15,320	$23,335	$125,987

(1)
Represents the aggregate grant date fair market value of 4,070 shares of restricted stock awards granted to Messrs. Phillips and Wright pursuant to the MB Bancorp, Inc. 2016 Equity Incentive Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Stock Compensation (“FASB ASC Topic 718”) based on a per share price of $16.90, on the date of the award on August 21, 2018.

(2)
Represents the aggregate grant date fair market value of 7,924, 7,924 and 1,002 shares of restricted stock awards granted to Messrs. Phillips and Wright, and Ms. McGuire-Dick, respectively, pursuant to the MB Bancorp, Inc. 2016 Equity Incentive Plan computed in accordance with FASB ASC Topic 718 based on a per share price of  $15.29, on the date of the award on September 7, 2017.

(3)
Includes ESOP allocations for the 2018 Plan Year for Messrs. Phillips and Wright, and Ms. McGuire-Dick valued at $20,808, $20,808 and $11,360, respectively and a 401(k) match for Mr. Phillips and Ms. McGuire-Dick valued at $1,494 and $2,751, respectively. Also includes an ESOP allocation for the 2017 Plan Year for Ms. McGuire-Dick valued at $20,617 as of December 31, 2017 and a 401(k) employer matching contribution of  $2,718. Messrs. Phillips and Wright were not eligible to participate in the ESOP in 2017 and did not participate in the 401(k) Plan in the 2017 Plan Year. Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by any named executive officer in fiscal 2018 did not exceed the greater of  $25,000 or 10% of total perquisites and personal benefits.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning stock awards that have not vested as of December 31, 2018 for each named executive officer. No officer has been awarded stock options.
		Stock Awards
Name	Grant Date	Number of Restricted Shares or Units of Stock That Have Not Vested	Market Value of Restricted Shares or Units of Stock That Have Not Vested(1)
Philip P. Phillips	8/21/2018	4,070(2)	$57,387
	9/07/2017	6,339(3)	$89,379
John M. Wright	8/21/2018	4,070(2)	$57,387
	9/07/2017	6,339(3)	$89,379
Lisa McGuire-Dick	9/07/2017	801(3)	$11,294

(1)
Based on MB Bancorp, Inc.’s closing stock price of  $14.10 on December 31, 2018.

(2)
Stock Awards vest in five equal annual installments commencing on August 21, 2019.

(3)
Stock Awards vest in five approximately equal annual installments commencing on September 7, 2018.

Change in Control Agreements
The Bank has entered into two-year change in control agreements with Philip P. Phillips, Lisa McGuire-Dick and John M. Wright that provide certain severance benefits in the event the Bank or its successor terminates the executive’s employment, for reasons other than Just Cause (as defined in the agreements), in connection with a change in control of the Bank or the Company. On the anniversary of the date of each agreement, the Board of Directors may extend the terms of the agreement for an additional year following a review of the executive’s job performance. The term of agreements run through September 2019 for Mr. Phillips, and December 2019 for Ms. McGuire-Dick and Mr. Wright.
See “— Potential Post-Termination Benefits” for a discussion of the benefits and payments Messrs. Phillips and Wright and Ms. McGuire-Dick may receive under their agreements upon his or her termination of employment.
Supplemental Life Insurance Agreements
The Bank maintains individual supplemental life insurance agreements with Messrs. Phillips and Wright and Ms. McGuire-Dick to retain and reward the executive’s service to the Bank in exchange for death benefits to their beneficiaries if they die. The death benefits provided under the supplemental life insurance agreements are funded through bank-owned life insurance policies. The Bank pays all of the life insurance premiums. See “— Potential Post-Termination Benefits” for a description of the benefits and provided under the agreements.
Potential Post-Termination Benefits
Payments on Termination for Cause.   Under Messrs. Phillips and Wright’s and Ms. McGuire-Dick’s change of control agreements, if the executive is terminated for Just Cause, he or she will not be eligible to receive compensation or other benefits after termination. Under the 2016 Equity Incentive Plan, if the executive is terminated for Cause, restricted stock awards that have not vested will expire and be forfeited.
Termination Following a Change on Control.   If a Change in Control of the Bank or the Company occurs during the term of the change in control agreements and either party or their successors involuntarily terminates the executive’s employment other than for Cause, or if the executive voluntarily terminates his or her employment for Good Reason (as defined in the agreements), the executive will receive a severance payment equal to three (3) times the executive’s then current base salary in the case of

Mr. Phillips and Mr. Wright, and two (2) times the executive’s then current base salary in the case of Ms. McGuire-Dick, or his or her base salary as of the date of the change in control, whichever is greater. In addition to this cash severance benefit, the agreements provide for post-termination continued health and dental insurance coverage until the first to occur (i) the attainment of age 65, (ii) death, or (iii) 12 months following termination of employment. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times an executive’s “base amount” constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The change in control agreements provide that if the total value of the benefits provided and payments made to the executive in connection with a change in control, either under his or her change in control agreements alone or together with other payments and benefits that he or she has the right to receive from the Bank or the Company, exceed three times the executive’s base amount (“280G Limit”), the executive’s cash severance payment will be reduced or revised so that the aggregate payments and benefits do not exceed their 280G Limit. The agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by the 280G Limit.
Under the 2016 Equity Incentive Plan, all unvested restricted stock awards will immediately vest in the event the executive’s service is terminated (other than for Cause) on or before the second anniversary of a change in control.
Payments Made Upon Disability.   Under the 2016 Equity Incentive Plan, if the executive’s service is terminated due to disability, all of the executive’s unvested restricted stock awards will immediately vest. The change in control agreements do not provide for disability benefits.
Payments Made Upon Death.   Under the 2016 Equity Incentive Plan, if the executive dies during the executive’s employment, all of the executive’s unvested restricted stock awards will immediately vest. The change in control agreements do not provide for death benefits.
Pursuant to the Supplemental Life Insurance Agreements between the Bank and Messrs. Phillips and Wright and Ms. McGuire-Dick effective February 2017, if the executive dies while employed with the Bank, the executive’s beneficiary will receive a lump sum death benefit of  $25,000.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in MB Bancorp common stock during the year ended December 31, 2018.
Transactions with Related Persons
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee. We offer a loan program for directors and employees whereby, in the event of interest rate decreases, we allow such individuals to adjust the contract rate of the loan to match the prevailing rate we offer to the general public.
In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Madison Bank of Maryland’s capital and surplus, up to a maximum of  $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.
The outstanding balance of loans extended by Madison Bank of Maryland to its executive officers and directors and related parties was $549,052 at December 31, 2018, or approximately 1.67% of stockholders’ equity. The loans were performing according to their terms at December 31, 2018.
The following information is furnished for outstanding loans to related persons (directors, executive officers and their immediate family members) under the Madison Bank of Maryland employee loan program described above as of and for the year ended December 31, 2018.
Name	Largest Aggregate Principal Outstanding for 2018 ($)	Principal Outstanding at December 31, 2018 ($)	Principal Paid During 2018 ($)	Interest Paid During 2018 ($)	Interest Rate Payable (%)
Barry A. Kuhne(1) Director	$271,626	$256,571	$15,055	$9,929	3.75%
Michael Nobile Director	$122,558	$115,710	$4,247	$4,852	3.75%
Randall S. Pace Director	$180,738	$176,771	$3,967	$5,143	2.875%
Douglas S. Wilson Director	$337,940	—	$337,940	$10,089	3.625%
Total for all executive officers, directors and related persons	$912,862	$549,052	$361,209	$30,013

(1)
Mr. Kuhne retired from the Board of Directors and was named a Director Emeritus effective February 20, 2018. Mr. Kuhne passed away in February 2019.

Other Transactions.   Except as set forth above under “— Loans and Extensions of Credit,” during the year ended December 31, 2018, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers, directors and nominee for director had or will have a direct or indirect material interest.
Policies and Procedures for Approval of Related Persons Transactions.   The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.
Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:
•
the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•
the Company is, will or may be expected to be a participant; and

•
any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:
•
any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•
any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:
•
whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•
the size of the transaction and the amount of consideration payable to the related person;

•
the nature of the interest of the related person;

•
whether the transaction may involve a conflict of interest; and

•
whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.
SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 23, 2019. If next year’s annual meeting is held on a date more than 30 calendar days from May 28, 2019, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS
The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Lisa M. McGuire-Dick, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on April 12, 2019. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2018, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on April 12, 2019 upon written request to Lisa M. McGuire-Dick, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050.
BY ORDER OF THE BOARD OF DIRECTORS
Lisa M. McGuire-Dick
Corporate Secretary
Forest Hill, Maryland
April 22, 2019

MB Bancorp, Inc.

VOTE

## Your vote matters – here's how to vote!

**Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 27, 2019.**

**Online**
Go to **www.investorvote.com/MBCQ** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MBCQ**

## Annual Meeting Proxy Card

1. Election of Directors: for Three-Year Terms

| Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|
| 01 - David A. Klunk | ☐ | ☐ | 02 - Douglas S. Wilson | ☐ | ☐ |

for a One-Year Term

| Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|
| 03 - Corissa B. Porcelli | ☐ | ☐ | 04 - Jeffrey Thorp | ☐ | ☐ |

Any such matters as they may properly come before the meeting, or any adjournments thereof.

1 U P X

0316UA

01 - David A. Klunk 02 - Douglas S. WilsonFor Withhold For Withhold1 U P X03 - Corissa B. Porcelli 04 – Jeffrey ThorpFor Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0316UA++Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR A Proposals 2 and 3.2. The ratification of the appointment of TGM Group LLC as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2019.3. The approval of the compensation of the named executiveofficers.1. Election of Directors:for Three-Year TermsFor Against AbstainPlease sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, pleasegive full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowAny such matters as they may properly come before the meeting, or anyadjournments thereof.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy CardFor Against Abstainfor a One-Year TermYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/MBCQor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/MBCQPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 p.m., Eastern Time, onMay 27, 2019.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/MBCQNotice of 2019 Annual Meeting of ShareholdersTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES AND “FOR” PROPOSALS 2 AND 3.THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NAMED NOMINEES AND “FOR”PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXYWILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OFDIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretaryof the Company at the Annual Meeting of the shareholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemedterminated and of no further force and effect.The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, Notice of the Annual Meeting, a Proxy Statement datedApril 22, 2019 and the Company’s 2018 Annual Report to the Shareholders.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.(Items to be voted appear on reverse side.)Revocable Proxy — MB Bancorp, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.2019 Annual Meeting of ShareholdersMB BANCORP, INC.May 28, 201912:00 p.m.REVOCABLE PROXYThe undersigned hereby appoints Nicole N. Glaeser, Michael Nobile, and Louis J. Vigliotti with full powers of substitution to act, as attorneys and proxiesfor the undersigned, to vote all shares of common stock of MB Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the AnnualMeeting of Shareholders, to be held at Madison Bank of Maryland’s main office located at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday,May 28, 2019 at 12:00 p.m., local time, and at any and all adjournments thereof, as follows hereon.The Proxy Statement and the 2018 Annual Report to Shareholders are available at:www.edocumentview.com/mbcq

Dear Participant,
As a participant in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Philip P. Phillips, John M. Wright and Lisa M. McGuire-Dick (collectively referred to as the “ESOP Trustees”) how to vote the shares of MB Bancorp, Inc. (the “Company” or “MB Bancorp”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 28, 2019 (the “Annual Meeting”).
The ESOP Trustees will vote all allocated shares of MB Bancorp common stock as directed by the ESOP participants. The ESOP Trustees will vote unallocated shares of MB Bancorp common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustees receive from participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed ESOP Voting Instruction Card allows you to transmit your voting instructions to the ESOP Trustees via U.S. Mail (a postage-paid envelope is provided), the Internet or by telephone. Please note that to direct the ESOP Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the ESOP Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the ESOP Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by ESOP participants and report the aggregate voting results to the ESOP Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2018 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 28, 2019, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Eastern Time on May 21, 2019. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,
Philip P. Phillips
President and Chief Executive Officer

MB Bancorp, Inc.

VOTE

## Your vote matters – here's how to vote!

**Online**
Go to **www.investorvote.com/MBCQ** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MBCQ**

## ESOP VOTING INSTRUCTION CARD

1. Election of Directors: for Three-Year Terms

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 01 - David A. Klunk | ☐ | ☐ | 02 - Douglas S. Wilson | ☐ | ☐ |

for a One-Year Term

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 03 - Corissa B. Porcelli | ☐ | ☐ | 04 – Jeffrey Thorp | ☐ | ☐ |

Any such matters as they may properly come before the meeting, or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.    /    /

Signature 1 — Please keep signature within the box.

1 U P X

0316WA

01 - David A. Klunk 02 - Douglas S. WilsonFor Withhold For Withhold1 U P X03 - Corissa B. Porcelli 04 – Jeffrey ThorpFor Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0316WA++Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR A Proposals 2 and 3.2. The ratification of the appointment of TGM Group LLC as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2019.3. The approval of the compensation of the named executiveofficers.1. Election of Directors:for Three-Year TermsFor Against AbstainPlease sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, pleasegive full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowAny such matters as they may properly come before the meeting, or anyadjournments thereof.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qESOP VOTING INSTRUCTION CARDFor Against Abstainfor a One-Year TermYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/MBCQor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/MBCQPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 p.m., Eastern Time, onMay 21, 2019.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/MBCQNotice of 2019 Annual Meeting of ShareholdersThe undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of a Notice of Annual Meeting, a ProxyStatement dated April 22, 2019 and the Company’s 2018 Annual Report to Shareholders.In order to be effective, voting instructions must be received by Computershare no later than 11:59 p.m. Eastern time on May 21, 2019. You must specificallymark your instructions on this voting instruction card. Items left blank will not be considered instructions to the ESOP Trustees.The Board of Directors of the Company recommends a vote “FOR” the named nominees and “FOR” Proposals 2 and 3.(Items to be voted appear on reverse side.)ESOP VOTING INSTRUCTION CARD — MB Bancorp, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2019 Annual Meeting of ShareholdersMB BANCORP, INC.May 28, 201912:00 p.m.The undersigned hereby instructs Philip P. Phillips, John M. Wright and Lisa M. McGuire-Dick (collectively referred to as the “ESOP Trustees”), to vote allshares of common stock of MB Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Madison Bank ofMaryland Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Shareholders to be held at Madison Bank of Maryland’s main office locatedat 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 28, 2019 at 12:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.

Dear Participant,
As a participant in the Madison Bank of Maryland 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”) you are entitled to direct Philip P. Phillips, John M. Wright and Lisa M. McGuire-Dick (collectively referred to as the “401(k) Plan Stock Fund Trustees”) how to vote the shares of MB Bancorp, Inc. common stock held in the MB Bancorp, Inc. Stock Fund and credited to your 401(k) Plan account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 28, 2019 (the “Annual Meeting”).
The 401(k) Plan Stock Fund Trustees will vote all shares of the Company common stock for which timely voting instructions are received as directed by the 401(k) Plan participants. The 401(k) Plan Stock Fund Trustees will vote all shares for which no instructions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the 401(k) Plan Stock Fund Trustees receive from 401(k) Plan participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed 401(k) Plan Voting Instruction Card allows you to transmit your voting instructions to the 401(k) Plan Stock Fund Trustees via U.S. Mail (a postage-paid envelope is provided), the Internet or by telephone. Please note that to direct the 401(k) Plan Stock Fund Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the 401(k) Plan Stock Fund Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the 401(k) Plan Stock Fund Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by 401(k) Plan participants and report the aggregate voting results to the 401(k) Plan Stock Fund Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2018 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 28, 2019, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Eastern Time on May 21, 2019. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,
Philip P. Phillips
President and Chief Executive Officer

MB Bancorp, Inc.

VOTE

## Your vote matters – here's how to vote!

**Online**
Go to **www.investorvote.com/MBCQ**
or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money!**
**Sign up for electronic delivery at www.investorvote.com/MBCQ**

## 401(k) PLAN VOTING INSTRUCTION CARD

1. Election of Directors:
for Three-Year Terms

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 01 - David A. Klunk | ☐ | ☐ | 02 - Douglas S. Wilson | ☐ | ☐ |

for a One-Year Term

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 03 - Corissa B. Porcelli | ☐ | ☐ | 04 – Jeffrey Thorp | ☐ | ☐ |

Any such matters as they may properly come before the meeting, or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

1 U P X

0316XB

01 - David A. Klunk 02 - Douglas S. WilsonFor Withhold For Withhold1 U P X03 - Corissa B. Porcelli 04 – Jeffrey ThorpFor Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0316XB++Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR A Proposals 2 and 3.2. The ratification of the appointment of TGM Group LLC as theCompany’s independent registered public accounting firm forthe fiscal year ending December 31, 2019.3. The approval of the compensation of the named executiveofficers.1. Election of Directors:for Three-Year TermsFor Against AbstainPlease sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, pleasegive full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowAny such matters as they may properly come before the meeting, or anyadjournments thereof.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q401(k) PLAN VOTING INSTRUCTION CARDFor Against Abstainfor a One-Year TermYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/MBCQor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/MBCQPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 p.m., Eastern Time, onMay 21, 2019.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/MBCQNotice of 2019 Annual Meeting of ShareholdersThe undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of a Notice of Annual Meeting, a ProxyStatement dated April 22, 2019 and the Company’s 2018 Annual Report to Shareholders.In order to be effective, voting instructions must be received by Computershare no later than 11:59 p.m. Eastern time on May 21, 2019. You mustspecifically mark your instructions on this voting instruction card. Items left blank will not be considered instructions to the 401(k) Plan Stock Fund Trustees.The Board of Directors of the Company recommends a vote “FOR” the named nominees and “FOR” Proposals 2 and 3.(Items to be voted appear on reverse side.)401(k) PLAN VOTING INSTRUCTION CARD — MB Bancorp, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2019 Annual Meeting of ShareholdersMB BANCORP, INC.May 28, 201912:00 p.m.The undersigned hereby instructs Philip P. Phillips, John M. Wright and Lisa M. McGuire-Dick (collectively referred to as the “401(k) Plan Stock Fund Trustees”),to vote all shares of common stock of MB Bancorp, Inc. (the “Company”) which are credited to the account(s) of the undersigned pursuant to the MadisonBank of Maryland 401(k) Plan (the “401(k) Plan”) at the Annual Meeting of Shareholders to be held at Madison Bank of Maryland’s main office located at 1920Rock Spring Road, Forest Hill, Maryland on Tuesday, May 28, 2019 at 12:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.Change of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++